UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 08, 2005

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CyGene Laboratories, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	0-15654	22-2789408
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7786 Wiles Road, Coral Springs, Florida 33067
(Address of Principal Executive Offices) (Zip Code)

(954) 741-7077
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

Changes in Registrant’s Certifying Accountant.

Effective August 1, 2005, the Company dismissed its independent registered public accounting firm, Eisner LLP, in anticipation of engaging an independent registered public accounting firm based in the Florida area. The Audit Committee voted unanimously to dismiss Eisner LLP.

Eisner LLP’s report regarding the Company’s financial statements for the fiscal year ended March 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles, except as follows:

Eisner LLP did not audit the Company’s results of operations for the years ended March 31, 2003 and 2002, reflecting net losses of $2,219,298 and $4,914,480, respectively, which amounts enter into the determination of changes in capital deficiency for the period from October 25, 1995 (inception) through March 31, 2004, and accordingly they qualified their opinion with respect to the financial statements to the extent of any adjustments as might have been determined had they audited the results of operations for the years ended March 31, 2003 and 2002.

Eisner LLP’s report also stated that they did not audit the statement of operations and cash flows for the year ended March 31, 2003 and for the period from October 25, 1995 (inception) through March 31, 2004 and accordingly, Eisner LLP did not express an opinion on them. Eisner LLP included an explanatory paragraph indicating that substantial doubt exists about the Company’s ability to continue as a going concern. The financial statements were prepared on the basis that the Company will continue as a going concern, which assumes the realization of assets and satisfaction of liabilities in the normal course of business, and did not include any adjustments that may result from the outcome of this uncertainty.

During the Company’s two most recent fiscal years and the subsequent interim period proceeding such dismissal, there were no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner LLP, would have caused Eisner LLP to make reference thereto in its reports on the financial statements of the Company.

During the Company’s two most recent fiscal years and the subsequent interim period, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Eisner LLP a copy of the disclosure made in response to this Item 4.01 and has requested Eisner LLP provide a letter addressed to the Securities and Exchange Commission confirming their agreement with the disclosure contained herein.

ITEM 9.01

Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

Description of Exhibit

16.1

Letter from Eisner LLP to the Securities and Exchange Commission (to be filed by amendment)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyGene Laboratories, Inc.

By:	MARTIN MUNZER
Martin Munzer
President and Chief Executive Officer

Date:  August 8, 2005

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